Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED

FINANCIAL INFORMATION

Set forth below are the unaudited pro forma condensed combined consolidated statements of operations of the Partnership for the three months ended March 31, 2015 and the year ended December 31, 2014 and the unaudited pro forma condensed combined consolidated balance sheet as of March 31, 2015 (together with the notes to the unaudited pro forma condensed combined consolidated financial statements). In addition, we have provided supplemental unaudited pro forma condensed combined consolidated statements of operations for the last twelve months ended March 31, 2015. For the purpose of this section, unless otherwise stated or the context otherwise indicates, all references to “PBFX,” the “Partnership,” “us,” “our,” “we,” or similar expressions for time periods prior to the IPO on May 14, 2014, refer to our Predecessor. For periods subsequent to the IPO, these terms refer to PBFX.

The pro forma adjustments have been prepared as if the contemplated transactions described below had taken place as of March 31, 2015 in the case of the balance sheet and January 1, 2014 in the case of the statements of operations.

The unaudited pro forma condensed combined consolidated financial statements and the supplemental unaudited pro forma condensed combined consolidated statements of operations are presented to show how the Partnership might have looked if the pending Delaware City Logistics Acquisition and this offering and the concurrent private placement had occurred on the dates and for the periods indicated below. We derived the following unaudited pro forma condensed combined consolidated financial statements by applying pro forma adjustments to the historical consolidated financial statements of PBFX and the combined financial statements of the Delaware City Logistics Assets. The unaudited pro forma financial data as of and for the three months ended March 31, 2015 was derived by applying pro forma adjustments to the condensed consolidated financial statements. The unaudited supplemental pro forma financial data as of and for the last twelve months ended March 31, 2015 was derived by applying pro forma adjustments to the historical consolidated last twelve month information (derived from the year end December 31, 2014 consolidated statement of operations, less the three months ended March 31, 2014 consolidated statement of operations plus the three months ended March 31, 2015 consolidated statement of operations).

PBF LLC did not manage the Delaware City Logistics Assets as a stand-alone business as either a subsidiary or division, and therefore the financial statements reflect items specifically identified to the assets and therefore exclude certain other items such as interest income, interest expenses and income taxes not directly related to the assets. They also reflect certain allocations PBF LLC made for shared resources which have been utilized prior to the pending acquisition which were considered reasonable.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual results may differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the contemplated transactions and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma consolidated financial information.

The unaudited pro forma condensed combined consolidated financial statements and the supplemental unaudited condensed combined financial statements may not be indicative of the results that actually would have occurred if the pending Delaware City Logistics Acquisition and this offering and the concurrent private placement had been completed on the dates indicated or that will be obtained in the future.

The unaudited pro forma balance sheet gives pro forma effect to the pending Delaware City Logistics Acquisition and this offering and the concurrent private placement and related transactions described in the accompanying notes, including:

•	the total pending Delaware City Logistics Acquisition consideration of $143.0 million, consisting of $112.5 million of cash and $30.5 million of Partnership common units, or 1,288,420 common units;

•

borrowings of $25.5 million under the Partnership’s Revolving Credit Facility and $88.0 million cash from this offering and the concurrent private placement to fund the cash consideration by the Partnership for the pending Delaware City Logistics Acquisition and related transaction costs;

•	the assets and liabilities acquired are recorded at historical cost, as the pending Delaware City Logistics Acquisition is considered to be a transfer between entities under common control; and

•	the repayment of the Revolving Credit Facility with proceeds from this offering and the concurrent private placement and cash on hand.

The unaudited pro forma statements of operations and the supplemental unaudited pro forma statement of operations give pro forma effect to the pending Delaware City Logistics Acquisition, this offering and the concurrent private placement and related transactions described in the accompanying notes, including:

•

our proposed entry into certain commercial agreements with PBF Holding, and the recognition of revenue under those agreements for the minimum volume commitments and associated fees, as well as the incremental costs associated with proposed amendments to the Second A&R Omnibus Agreement and the Second A&R Services Agreement in connection with the pending Delaware City Logistics Acquisition; and

•	the impact on interest expense as a result of the partial repayment of the Revolving Credit Facility with proceeds from this offering and the concurrent private placement.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and our audited consolidated financial statements and related notes thereto for the year ended December 31, 2014, our unaudited condensed combined consolidated financial statements and related notes thereto for the quarterly period ended March 31, 2015, and the historical financial information of the pending Delaware City Logistics Acquisition.

PBF LOGISTICS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

(in thousands)

	March 31, 2015
	PBF Logistics LP	Delaware City Logistics Assets (s)	Delaware City Logistics Acquisition Pro Forma Adjustments		Offering Pro Forma Adjustments		PBF Logistics LP Pro Forma
Assets
Current assets:
Cash and equivalents	$20,179	$—	$24,804	(a)	$67,900	(i)	$504
			696	(b)
			(113,075	)(c)
Accounts receivable—affiliates	13,950	—	—		—		13,950
Prepaid expenses and other current assets	240	63	—		—		303

Total current assets	34,369	63	(87,575)		67,900		14,757
Property, plant and equipment, net	130,978	15,922	—		—		146,900
Marketable securities	234,939	—	(696	)(b)	—		234,243
Other assets, net	1,991	—	—		7,000	(j)	8,991

Total assets	$402,277	$15,985	$(88,271)		$74,900		$404,891

Liabilities
Current liabilities:
Accounts payable—affiliates	$2,922	$—	$—		$—		$2,922
Accounts payable and accrued liabilities	1,357	147	—		—		1,504

Total current liabilities	4,279	147	—		—		4,426
Long-term debt	510,000	—	24,804	(a)	(275,100	)(k)	609,704
			696	(d)	350,000	(l)
			(696	)(d)
Other long-term liabilities	—	—	—		—		—

Total Liabilities	514,279	147	24,804		74,900		614,130

Equity
Net investment	—	15,838	(15,838	)(e)	—		—
Common unitholders—Public	340,000	—	(287	)(c)	—		328,504
			(11,209	)(f)
Common unitholder—PBF LLC	(165,932)	—	15,838	(e)	—		(251,385)
			30,500	(g)
			(143,000	)(h)
			11,209	(f)
Subordinated unitholder—PBF LLC	(286,070)	—	(288	)(c)	—		(286,358)

Total Equity	(112,002)	15,838	(113,075)		—		(209,239)

Total Liabilities and Equity	$402,277	$15,985	$(88,271)		$74,900		$404,891

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

PBF LOGISTICS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands)

	Three Months Ended March 31, 2015
	PBF Logistics LP	Delaware City Logistics Assets (r)	Delaware City Logistics Acquisition Pro Forma Adjustments		Offering Pro Forma Adjustments		PBF Logistics LP Pro Forma
Revenues from affiliates	$30,565	$2,281	$2,470	(m)	$—		$35,316
Costs and expenses:
Operating and maintenance expenses	7,481	953	85	(n)	—		8,519
General and administrative expenses	2,963	99	88	(o)	—		3,150
Depreciation and amortization	1,447	186	—		—		1,633

Total costs and expenses	11,891	1,238	173		—		13,302

Income (loss) from operations	18,674	1,043	2,297		—		22,014
Other income (expense):
Interest expense, net and other financing costs	(1,803)	10	(147	)(p)	(4,616	)(q)	(6,556)
Amortization of loan fees	(162)	—	—		(219	)(q)	(381)

Net Income (loss)	$16,709	$1,053	$2,150		$(4,835)		$15,077

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

PBF LOGISTICS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED

STATEMENT OF OPERATIONS

(in thousands)

	Year Ended December 31, 2014
	PBF Logistics LP	Delaware City Logistics Assets (r)	Delaware City Logistics Acquisition Pro Forma Adjustments		Offering Pro Forma Adjustments		PBF Logistics LP Pro Forma
Revenue from affiliates	$49,830	$9,573	$9,695	(m)	$—		$69,098
Costs and expenses:
Operating and maintenance expenses	22,364	3,851	359	(n)	—		26,574
General and administrative expenses	7,766	435	321	(o)	—		8,522
Depreciation and amortization	3,731	742	—		—		4,473

Total costs and expenses	33,861	5,028	680		—		39,569

Income (loss) from operations	15,969	4,545	9,015		—		29,529
Other income (expense):
Interest expense, net and other financing costs	(2,312)	5	(588	)(p)	(23,601	)(q)	(26,496)
Amortization of loan fees	(365)	—	—		(875	)(q)	(1,240)

Net Income (loss)	13,292	4,550	8,427		(24,476)		1,793
Less: Net (loss) income attributable to Predecessor	(16,672)	1,706	3,160		(9,179)		(20,985)

Limited partners’ interest in net income attributable to the Partnership	$29,964	$2,844	$5,267		$(15,297)		$22,778

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

PBF LOGISTICS LP

UNAUDITED SUPPLEMENTAL PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands)

	Twelve Months Ended March 31, 2015
	PBF Logistics LP	Delaware City Logistics Assets (r)	Pro Forma Adjustments		Offering Adjustments		PBF Logistics LP Pro Forma
Revenue from affiliates	$80,395	$9,672	$9,596	(m)	$—		$99,663
Costs and expenses:
Operating and maintenance expenses	25,839	3,962	248	(n)	—		30,049
General and administrative expenses	10,036	430	326	(o)	—		10,792
Depreciation and amortization	4,502	743	—		—		5,245

Total costs and expenses	40,377	5,135	574		—		46,086

Income (loss) from operations	40,018	4,537	9,022		—		53,577
Other income (expense):
Interest expense, net and other financing costs	(4,115)	13	(588	)(p)	(21,897	)(q)	(26,587)
Amortization of loan fees	(527)		—		(875	)(q)	(1,402)

Net Income (loss)	35,376	4,550	8,434		(22,772)		25,588
Less: Net (loss) income attributable to Predecessor	(11,297)	653	1,406		(2,847)		(12,085)

Limited partners’ interest in net income attributable to the Partnership	$46,673	$3,897	$7,028		$(19,925)		$37,673

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

PBF LOGISTICS LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

Note 1.    Basis of Presentation

The unaudited pro forma condensed combined consolidated financial statements present the impact of the pending Delaware City Logistics Acquisition and this offering and the concurrent private placement on our financial position and results of operations. The pro forma adjustments have been prepared as if the contemplated transactions had taken place as of March 31, 2015, in the case of the pro forma consolidated balance sheet, and as of January 1, 2014, in the case of the pro forma consolidated statements of income for the three months ended March 31, 2015 and year ended December 31, 2014. In addition, the pro forma adjustments have been prepared as if the contemplated transactions had taken place as of March 31, 2014, in the case of the pro forma supplemental consolidated statements of income for the twelve months ended March 31, 2015. To enhance comparability, the 2014 results of operations for the year ended December 31, 2014 of the pending Delaware City Logistics Acquisition and this offering and the concurrent private placement are allocated between those attributable to the Predecessor (January 1 through May 13) and those attributable to the Partnership (May 14 through December 31). This allocation is based on actual first, third and fourth quarter results, and a day-based allocation of the second quarter results.

The unaudited supplemental pro forma financial data for the last twelve months ended March 31, 2015 reflects a period not prescribed by GAAP but provides information for a supplemental period that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess our operating results over the last twelve month period. We believe that the presentation of this period provides useful information to investors in assessing our financial condition and results of operations for the most recent consecutive twelve months. The historical consolidated last twelve month information is derived from the year ended December 31, 2014 consolidated statement of operations, less the three months ended March 31, 2014 consolidated statement of operations plus the three months ended March 31, 2015 consolidated statement of operations. The pro forma financial data is provided for illustrative purposes only and is not intended to represent or be indicative of our consolidated results of operations or financial position, and should not be taken as representative of future results of operations or financial position.

Note 2.    Pro Forma Adjustments and Assumptions

The unaudited pro forma condensed combined consolidated financial statements give pro forma effect to the pending Delaware City Logistics Acquisition and this offering and the concurrent private placement described below:

(a)	Reflects $24.8 million in borrowings under the Revolving Credit Facility in connection with the funding of the pending Delaware City Logistics Acquisition and related transaction costs.

(b)	Represents the sale of $0.7 million in marketable securities in connection with the pending Delaware City Logistics Acquisition.

(c)	Represents cash consideration of $112.5 million for the pending Delaware City Logistics Acquisition and payment of estimated transaction costs of $0.6 million associated with the pending Delaware City Logistics Acquisition, including legal services and consulting services.

(d)	Reflects $0.7 million in borrowings under the Revolving Credit Facility to repay $0.7 million in borrowings under the Collateralized Term Loan to release the marketable securities for liquidation.

PBF LOGISTICS LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(e)	These adjustments reflect the net investment in the pending Delaware City Logistics Acquisition, the elimination of PBF LLC’s net investment and liabilities not assumed by the Partnership, and its reclassification to partners’ capital.

(f)	Represents the reallocation of the Partnership’s ownership interest due to additional units being issued to PBF LLC in connection with the pending Delaware City Logistics Acquisition.

(g)	Reflects the issuance of 1,288,420 common units to PBF LLC representing limited partner interests in the Partnership.

(h)	Represents the equity impact of the payment of total consideration of $143.0 million for the pending Delaware City Logistics Acquisition.

(i)	Reflects net cash on hand taking into account the proceeds of this offering and the concurrent private placement and partial pay down of the Revolving Credit Facility as described herein. The Partnership expects to use $20.1 million in cash on hand to pay down its Revolving Credit Facility, and expects to have available for the pending Delaware City Logistics Acquisition $88.0 million in cash proceeds from this offering and the concurrent private placement subsequent to paying down the remaining $255.0 million outstanding under the Revolving Credit Facility.

(j)	Represents financing costs associated with this offering and the concurrent private placement.

(k)	Reflects repayment of Revolving Credit Facility with proceeds from this offering and the concurrent private placement and cash on hand.

(l)	Represents proceeds from this offering and the concurrent private placement.

(m)	Reflects incremental revenue associated with the proposed DCR Pipeline and Terminaling Agreements with PBF Holding to be executed in connection with the pending Delaware City Logistics Acquisition. Pipeline and terminaling services revenue was calculated using the service fees set forth in the proposed Delaware City Logistics Pipeline and Terminaling Agreements. Product volumes used were historical volumes and/or minimum volume commitments at the facilities included in the consolidated financial statements of the Delaware City Logistics Assets.

(n)	Represents third party costs which were allocated to the Delaware City Logistics Assets, as well as incremental fees associated with the proposed amendment to the Second A&R Services Agreement.

(o)	Represents incremental business interruption and property insurance costs based on estimates from our insurance brokers associated with the Delaware City Logistics Assets, as well as incremental fees associated with the proposed amendment to the Second A&R Omnibus Agreement.

(p)	Reflects interest expense related to the $25.5 million of borrowings under the Revolving Credit Facility, bearing an average interest rate of approximately 2.7%. The pro forma adjustment includes a decrease in interest expenses pertaining to the decrease in the Collateralized Term Loan, as well as a decrease in commitment fees associated with the utilization of the $25.5 million of borrowings under the Revolving Credit Facility.

PBF LOGISTICS LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(q)	Estimates the impact of this offering and the concurrent private placement and the partial repayment of the Revolving Credit Facility with proceeds from this offering and the concurrent private placement.

(r)	Reflects the historical revenues and costs related to the Delaware City Logistics Assets. Also reflects certain allocations of PBF LLC shared resources utilized prior to the pending Delaware City Logistics Acquisition which were considered reasonable.